                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     State Street Research Financial Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND
                A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111

Dear Shareholder:

         Enclosed are a proxy statement and an announcement concerning a special meeting of shareholders of the State Street Research Strategic Income Plus Fund (the "Fund"). As discussed in the proxy statement, the Board of Trustees of the Fund is proposing to liquidate the Fund in accordance with a Plan of Liquidation attached to the proxy statement as Exhibit A. This proposal is very important. The Fund's Trustees, who are appointed to safeguard shareholder interests, have reviewed and approved the proposed liquidation of the Fund and have unanimously determined that liquidation of the Fund is in the best interests of the Fund and its shareholders. The Trustees recommend that you approve the Plan of Liquidation after you carefully study the enclosed material.

         Shareholders may wish to consider exchanging their shares of the Fund for shares of another State Street Research fund prior to the date of liquidation. Shareholders also may redeem their shares of the Fund prior to the date of liquidation. Your exchange privileges and redemption rights are described in detail in the Fund's current prospectus and Statement of Additional Information. Please call 1-87-SSR-FUNDS (1-877-773-8637) for information and a prospectus of any State Street Research fund which will include information such as charges and expenses. Please read the prospectus carefully prior to investing in any fund.

         I encourage you to carefully review the information that explains the proposal to liquidate the Fund in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the Fund avoid the cost of follow-up communications. And to make it easier for you to respond, we have enhanced our services to now provide you with the option of voting your proxy over the Internet, as well as by mail, touch-tone phone or by speaking with a customer service representative. In the meantime, if you have any questions about the proposal, please call 1-87-SSR-FUNDS (1-877-773-8637).

         As always, we very much appreciate your support as a shareholder.


                                          Sincerely,




                                          Richard S. Davis
                                          Chairman of the Board,
                                          President and Chief Executive
                                          Officer
                                          State Street Research Financial Trust

                               QUESTIONS & ANSWERS


Q:       WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of the Proxy Statement is to seek shareholder approval of a Plan of Liquidation that provides for the liquidation of the Fund.

Q:       WHY IS THE LIQUIDATION BEING PROPOSED?

A: The Board of Trustees has recommended that the Fund be liquidated. The reasons for the recommendation include, among other reasons, the Fund's small asset size, the Fund's low historical and anticipated sales activity, and the fact that there can be no assurance that State Street Research & Management Company, the Fund's investment manager, will be able to continue to subsidize the Fund's expenses in the future. The Board of Trustees believes that it would be in the best interests of Fund shareholders to approve the liquidation of the Fund.

Q:       HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY ACCOUNT?

A: If the Plan of Liquidation is approved by shareholders, the Fund's assets will be sold for cash, its liabilities will be paid and the remaining proceeds will be distributed to Fund shareholders. Shareholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q. IF THE FUND LIQUIDATES, WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES FOR ME?

A. On or before the date that the Fund is liquidated, the Fund will make an initial distribution which will have the effect of distributing all of the Fund's taxable income, if any, for the taxable year ended October 31, 2001. On the date that the Fund is liquidated, the Fund will make a final distribution, in cash, representing all of its remaining net assets.

         Generally, for individual shareholders, the initial distribution will result in the receipt of taxable long-term capital gain and taxable ordinary income, if any, for the year ended October 31, 2001. The final liquidating distribution generally will result in a taxable capital gain or loss to the extent that the amount of the distribution exceeds or is less than the shareholder's basis in Fund shares.

         For retirement plan participants and individual retirement account holders, the distributions generally will not result in the recognition of taxable income or gain, so long as the distribution proceeds are received and held or reinvested by the trustee or custodian of the plan or account.

Q: PRIOR TO THE LIQUIDATION, MAY I HAVE MY SHARES REDEEMED OR MAY I HAVE MY SHARES EXCHANGED FOR SHARES OF ANOTHER STATE STREET RESEARCH FUND?

A: Yes. You may redeem or exchange any of your Fund shares for shares of another available State Street Research fund at any time prior to the date of liquidation. The Fund's distributor has agreed to waive any contingent deferred sales charge in connection with redemptions of Class B, Class B(1) and Class C shares, and if applicable, Class A shares, at any time through the liquidation date.

Q:       WHAT AM I SUPPOSED TO DO WITH THIS MATERIAL?

A: You should read the material and then vote. There are four easy ways to vote your proxy. The enclosed insert explains each of these methods.

Q:       WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.

Q:       HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the Plan of Liquidation.

Q:       What if I have questions?

A: If you have questions about the proposal, call 1-87-SSR-FUNDS (1-877-773-8637). If you have questions about voting, call 1-866-720-8160.

           IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET
                   FORTH IN THE ACCOMPANYING PROXY STATEMENT.
                            PLEASE READ IT CAREFULLY.

                STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND


                                   A SERIES OF
                      STATE STREET RESEARCH FINANCIAL TRUST
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111

                    ----------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                             TO BE HELD ON   [DATE]
                                           ----------

                    ----------------------------------------


     A Special Meeting of Shareholders ("Meeting") of State Street Research Strategic Income Plus Fund (the "Fund"), a series of State Street Research Financial Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at [TIME] PM. on [DAY, MONTH DATE], 2001 for the following purposes:


     1. To consider and act upon a proposal to approve and adopt a Plan of Liquidation for the Fund.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

         The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

         The close of business on , 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN , 2001. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES [ ] AND [ ] FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.


                                                 By Order of the Trustees
                                                 FRANCIS J. McNAMARA, III
                                                 Secretary



                           , 2001
---------------------------
Date of Notice

                                 PROXY STATEMENT


         This Proxy Statement is furnished to the shareholders of State Street Research Strategic Income Plus Fund (the "Fund"), a series of State Street Research Financial Trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at [TIME] P.M., on [DATE], 2001, and at any adjournments thereof.

         Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a subsequent telephone or electronic vote, or a written notice of revocation or a later-dated proxy to the Trust at the address of the Trust set forth on the cover page of this Proxy Statement prior to the date of the Meeting. Shareholders of record of the Fund at the close of business on [DATE], 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement and accompanying Proxy form and Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Fund on or about [DATE], 2001.

         All shares of the Fund will vote together as a single class on the proposal to liquidate the Fund. As of the Record Date, the Fund had a total of [ NUMBER OF OUTSTANDING SHARES ] shares of common stock outstanding. Each share is entitled to one vote with a proportionate vote for each fractional share.
A majority of the Fund's shares outstanding on the Record Date represented in person or by proxy shall constitute a quorum and must be present for the transaction of business at the Meeting.

                            MANNER OF VOTING PROXIES

         If the proxy authorization ("Proxy") is properly given in time for a vote at the Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees of the Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

         Approval of the proposal (the "Proposal") to liquidate the Fund in accordance with a Plan of Liquidation substantially in the form set forth as Exhibit A to this Proxy Statement (the "Plan of Liquidation") requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of each class of the Fund will vote together as a single class on the Proposal. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of the

Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         The persons named as proxies may propose one or more adjournments of the Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The persons named as proxies will vote those Proxies that are present in favor of such an adjournment. Any such adjournment will require the affirmative vote of a majority of the Fund shares present at the Meeting in person or by proxy.

          For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon at the Meeting, abstentions and broker non-votes will be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have the same effect as a vote against the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

          A shareholder may vote:

          -    By telephone:

               --   Through fully automated touch-tone voting or

               --   Verbally, with a telephone representative;

          -    Over the Internet;

          -    By mail; or

          -    In person at the Meeting.

BY TELEPHONE

         There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

         First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder should enter the control number provided on the Proxy form, then follow the menu.

         Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

         A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-866-720-8160 toll-free between 9 A.M. and 6 P.M. Monday through Friday eastern time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

INTERNET VOTING

         To vote over the Internet, please log onto www.ssrfunds.com and click on the proxy voting button. Prior to logging on, the shareholder should read the Proxy Statement and have his or her Proxy form at hand. The shareholder should enter the control number provided on the Proxy form and follow the instructions on the screen. If a shareholder receives more than one Proxy form, he or she may vote them during the same session. Each Proxy form has a different control number.

BY MAIL

         To vote by mail, the shareholder should date and sign the Proxy form included with this Proxy Statement, indicating his or her vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

         SHAREHOLDERS VOTING THEIR PROXIES BY EITHER TELEPHONE METHOD OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.

         A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Global Fund Services ("PFPC"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shares of the account at the Meeting as the shareholder has indicated.

         Any shareholder who has given a Proxy, by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

         The Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

         In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

         PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. All the costs of the solicitation will be borne by the Fund. The Fund's cost for PFPC's services is not expected to exceed $15,000. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of State Street Research Service Center and other representatives of the Trust may also solicit Proxies.

         QUESTIONS ABOUT THE PROPOSAL SHOULD BE DIRECTED TO STATE STREET RESEARCH SERVICE CENTER AT 1-87-SSR-FUNDS (1-877-773-8637), ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111. UPON REQUEST, STATE STREET RESEARCH SERVICE CENTER ALSO WILL PROVIDE THE MOST RECENT ANNUAL REPORT AND ANY SEMIANNUAL REPORT ISSUED AFTER THE ANNUAL REPORT FOR THE FUND WITHOUT CHARGE.


                   SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

         As of the Record Date, as shown on the books of the Fund, there were issued and outstanding the following number of shares of beneficial interest of each class of the Fund:

CLASS A               CLASS B(1)         CLASS B             CLASS C            CLASS S             TOTAL
-------               ----------         -------             -------            -------             -----

         Listed below are the persons and entities who were the record or beneficial owners of 5% or more of the shares of the Fund as of [ ], 2001. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.

                                                             AMOUNT AND NATURE
NAME AND ADDRESS                                                OF OWNERSHIP
OF RECORD OR BENEFICIAL OWNER                                (NUMBER OF SHARES)          % OF FUND
-----------------------------                                ------------------          ---------










         As of [ ], 2001, the Trustees and principal officers of the Trust, as a group, owned none of the Fund's outstanding shares.

         State Street Research & Management Company (the "Investment Manager") serves as investment manager of the Fund and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Fund. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of MetLife, Inc. ("MetLife"). MetLife and its affiliated entities have indicated that with respect to shares of the Fund for which they have voting authority, they intend to vote for and against the Proposal in the same relative proportion as do the other shareholders of the Fund who cast votes by proxy or otherwise at the Meeting.

                                    PROPOSAL


                             LIQUIDATION OF THE FUND

PROPOSED LIQUIDATION

         The Board of Trustees of the Trust has approved the liquidation of the Fund. The liquidation will be implemented in accordance with the Plan of Liquidation substantially in the form set forth as Exhibit A to this Proxy Statement. The Plan of Liquidation will become effective upon the adoption and approval of the Plan of Liquidation by shareholders of the Fund

(such date of adoption and approval, the "Effective Date"). As soon as practicable after the Effective Date, the Fund will cease to invest its assets in accordance with its investment objective and will sell all of its portfolio securities and other assets in order to convert the Fund's assets to cash. The Fund will also pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the liquidation of the Fund. On or before the date that the Fund is liquidated (the "Liquidation Date"), the Fund will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Fund's taxable income for the taxable year ended October 31, 2001. Thereafter, the Fund will determine the net asset value of each class of the Fund's shares (the aggregate value of the assets of the Fund allocable to the class less the sum of the aggregate amount of liabilities allocable to the class) and make a final liquidating distribution in cash to the shareholders of record of such class on the Liquidation Date in proportion to the number of shares of such class held by the shareholders. The proposed transaction described above is referred to in this Proxy Statement as the "Liquidation."

         The Distributor has agreed to waive any contingent deferred sales charge ("CDSC") normally imposed upon Class B(1), Class B and Class C shareholders, and in certain instances, upon Class A shareholders, for shareholders receiving distributions in connection with the redemption of their shares of the Fund on the Liquidation Date and on redemptions prior to the Liquidation.

         Prior to the Liquidation Date, shareholders may redeem their shares of the Fund or may exchange their shares of the Fund for shares of other State Street Research funds as described in the current prospectus and Statement of Additional Information of the Fund. Shareholders will not have any dissenter's rights or right of appraisal in connection with the Liquidation.

          The Plan of Liquidation may be terminated by the Board of Trustees or officers at any time prior to the consummation of the Liquidation, without liability on the part of the Fund or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Liquidation inadvisable. The Plan of Liquidation may also be amended, waived or supplemented by the Board of Trustees or officers of the Trust.

         The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Liquidation, whether or not the Liquidation is consummated, will be paid by the Fund.

REASONS FOR THE LIQUIDATION

         The Fund commenced operations in 1994. The Fund uses an asset allocation strategy, investing under normal conditions approximately 70% of net assets in government and corporate bonds and mortgage-related and other debt securities, and 30% in stocks. In considering the proposed Liquidation, the Board of Trustees took into account the fact that the size of the Fund has remained small since the commencement of operations and that the Distributor does not anticipate that sales of the Fund will increase in the foreseeable future. As of , 2001, the Fund's net assets were $ . In addition, the Board noted that the Distributor has been voluntarily subsidizing the Fund's operations since the commencement of operations and that there were no assurances as to whether such subsidies would be able to be continued in the future. Without continued subsidization, the Fund's expense ratio would increase, which would have an adverse effect on the Fund's performance. After considering these and other factors, the Trustees, including all of the independent Trustees, unanimously approved the liquidation of the Fund.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the federal income tax consequences of the Liquidation to individual U.S. citizens and certain retirement plan participants and individual retirement account holders that hold Fund shares. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. Also, this summary does not address state or local tax consequences. THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING, AND EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES TO THE SHAREHOLDER, IN HIS OR HER INDIVIDUAL CIRCUMSTANCES, OF THE FUND'S LIQUIDATION AND THE RECEIPT OF FUND DISTRIBUTIONS.

         The Fund intends to retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period. In order to so qualify, the Fund will, on or before the Liquidation Date, make an initial distribution of an amount which, together with all previous dividends, has the effect of distributing all of the Fund's taxable income, if any, for the Fund's taxable year ended October 31, 2001. For individual shareholders, this distribution generally will result in taxable long-term capital gain and taxable ordinary income, if any, for the taxable year ended October 31, 2001.

         On the Liquidation Date, the Fund will make a final distribution, in cash, representing all of its remaining net assets. Shareholders will be treated as having sold their shares for the amount of this liquidating distribution. An individual shareholder will recognize gain or loss on that sale measured by the difference between the shareholder's tax basis for the shares and the amount of the distribution. If the shares were held as capital assets, the gain or loss will be characterized as capital gain or loss.

         Qualified retirement plans and individual retirement accounts (collectively, "Retirement Accounts") are generally exempt from federal income tax. Distributions by the Fund to a Retirement Account will generally not be taxable for federal income tax purposes, so long as the distribution proceeds are received and held or reinvested by the trustee or custodian of the Retirement Account. These distributions would be taxable immediately, however, to the extent they are disbursed by the Retirement Account to the beneficial owner (unless the beneficial owner rolls the disbursement over in accordance with applicable law).

         Shareholders should be aware that if a shareholder has failed to furnish a correct taxpayer identification number, has failed to fully report dividend or interest income, or has failed to certify that the shareholder has provided a correct taxpayer identification number, the shareholder may be subject to 30.5% backup withholding by the Fund.

RECOMMENDATION OF THE TRUSTEES

         The Trustees, including the Trustees who are not interested persons of the Trust, recommend that you vote FOR the Proposal. If the Proposal is not approved by the shareholders of the Fund, the Fund will continue to operate as a portfolio series of the Trust in accordance with its stated investment objectives and policies. The Trustees would then consider what, if any, alternatives are in the best interests of Fund shareholders.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

         There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees of the Trust in their discretion.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary, State Street Research Financial Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES [_]AND [_] FOR DETAILS.



                  , 2001
------------------
Date of Proxy Statement

                                    EXHIBIT A


                               PLAN OF LIQUIDATION


         This PLAN OF LIQUIDATION ("Plan") dated as of , 2001, is made by State Street Research Financial Trust, a Massachusetts business trust (the "Trust"), on behalf of State Street Research Strategic Income Plus Fund, a series of the Trust (the "Fund").

                              W I T N E S S E T H:

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, have determined that the liquidation of the Fund is in the best interests of the shareholders of the Fund; and

         WHEREAS, this Plan is intended to be and is adopted as a plan of complete liquidation, pursuant to which all of the assets of the Fund shall be liquidated, all upon the terms and conditions hereinafter set forth in this Plan.

         NOW, THEREFORE, the Trust hereby declares as follows:

         1. EFFECTIVE DATE OF THE PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of the shareholders of the Fund called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act, which means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. The date of such adoption of the Plan by the shareholders of the Fund is referred to as the "Effective Date."

         2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, all of the portfolio securities and other assets, if any, of the Fund shall be sold for cash or cash equivalents.

         3. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Fund shall deliver and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred on or prior to the Liquidation Date (as defined below).

         4. EXPENSES. The expenses incurred in connection with the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated, will be borne by the Fund.

         5. LIQUIDATION. The officers of the Fund shall establish a date (the "Liquidation Date") for the liquidation of the Fund following the consummation of the sale of the Fund's portfolio securities and other assets as provided in Section 2 and the payment of liabilities as provided in Section 3. On or before the Liquidation Date, the Fund will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Fund's taxable income for the taxable year ended October 31, 2001. The officers of the Fund shall then determine the net asset value of each class of the Fund's shares as of the close of regular trading on the New York Stock Exchange on the Liquidation Date (the net asset value of each class of shares of the Fund as so determined, the "Liquidation Value"). The shareholders of record of the Fund as of the close of business on the Liquidation Date shall be certified by the Trust's transfer agent. The Fund will make a final liquidating distribution in cash in an amount equal to the Liquidation Value of each class to the shareholders of record on the Liquidation Date in redemption of the shares of the Fund in proportion to the number of shares of such class held by such shareholders and recorded on the books of the Trust.

         6. LIQUIDATING ACCOUNT. In the event the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom a liquidating distribution will be sent, the Fund may create, at the expense of such shareholders, a liquidating account with a financial institution and deposit therein any remaining assets of the Fund for the benefit of the shareholders that cannot be located.

         7. DISSENTER'S RIGHTS. No shareholder shall have any dissenter's right or right of appraisal in connection with the liquidation of the Fund.

         8. FILINGS. As soon as practicable after the distribution of all of the Fund's assets in complete liquidation of the Fund, the officers or assistant officers of the Trust shall close the books of the Fund and prepare and file any and all required income tax returns and other documents and instruments, and file, or cause to be filed, with the Secretary of the Commonwealth of Massachusetts and any other appropriate governmental authorities, any and all documents and instruments necessary to effect the abolishment of the Fund.

         9. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by the Board of Trustees of the Trust or by the officers of the Trust at any time prior to the Liquidation Date, without liability for damages on the part of the Fund or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Plan inadvisable.

         10. AMENDMENTS. This Plan may be amended, waived or supplemented by the Trustees or authorized officers of the Trust acting on behalf of the Fund.

         11. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, except as to matters of conflicts of laws.

         12. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby,

         IN WITNESS WHEREOF, the Trust, on behalf of the Fund, has caused this Plan to be executed as of the date first set forth above by its duly authorized representatives.

                                                     STATE STREET RESEARCH
                                                     FINANCIAL TRUST, on behalf
                                                     of State Street Research
                                                     Strategic Income Plus Fund



                                                     By:
                                                         -----------------------

                              [FRONT OF PROXY CARD]

                  VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL


         Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.


Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697 Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-866-720-8160 Option 3: Over the Internet at www.ssrfunds.com
Option 4: Return this proxy card using the enclosed envelope

   Special Meeting of Shareholders--[ DATE ], 2001 *** CONTROL NUMBER:***
                                    --------

           [arrow] Please detach at perforation before mailing [arrow]

                STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND a series of State Street Research Financial Trust


         The undersigned hereby appoints Richard S. Davis, Francis J. McNamara, III, Darman A. Wing and Amy L. Simmons, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund (the "Fund"), which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at [ TIME ] P.M. on [ DATE ], 2001, or at any adjournments thereof, on the item described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated [ DATE ], 2001, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.



          IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT
           THIS PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.


DATE:___________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

------------------------------------------------------------

------------------------------------------------------------
Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.


1.  To approve and adopt a Plan of Liquidation for the Fund.

                                           FOR [ ]   AGAINST [ ]   ABSTAIN [ ]




                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                     (date)

To Shareholders of the State Street Research Strategic Income Plus Fund:

Recently we solicited your proxy vote on an important proposal. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "Against"] the proposal that is still open, we are contacting you again to ask that you reconsider your [abstention] [vote "Against"] and vote "For" the proposal. The Fund is very close to the requisite vote to approve the proposal and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.


The open proposal is proposal 1. Proposal 1 relates to a Plan of Liquidation that provides for the liquidation of the Fund. The proposal is described in more detail in the Proxy Statement. Please call 1-87-SSR-FUNDS (1-877-773-8637) if you need another copy of the Proxy Statement.


Please indicate your vote, sign, date and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope. Returning your Supplemental Proxy form in the accompanying envelope will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact the State Street Research Service Center toll-free nationwide at 1-87-SSR-FUNDS (1-877-773-8637) between 8 a.m. and 6 p.m. eastern time.

                                                     Thank you.

                                                     State Street Research
                                                     Service Center

                             SUPPLEMENTAL PROXY FORM

             Special Meeting of Shareholders--____________ __, 2001



The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated [ DATE ], 2001.



THIS SUPPLEMENTAL PROXY WILL SUPERSEDE ANY PRIOR PROXY FORM OR TELEPHONE OR INTERNET VOTE SUBMITTED.

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.

DATE: ___________________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

---------------------------------------------------

---------------------------------------------------
Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

1. To approve and adopt a Plan of Liquidation for the Fund.

                                          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]





                           PLEASE SIGN ON REVERSE SIDE

 ----------------------------------------------------------------------------

                          [Custom House tower graphic]
                 State Street Research Online Proxy Vote Center

 ----------------------------------------------------------------------------


Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ _ _ _ _ _

    Check here / / to vote in favor of the proposal as the Board recommends, then click the VOTE button below.
                                      -OR-
     To vote against or to abstain from voting, click the VOTE button only.

                                  [VOTE BUTTON]

If you have specific questions on voting or voting procedures, please call 1-866-720-8160 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on the specific proxy proposal, please call a Service Center representative at 1-87-SSR-FUNDS (1-877-773-8637) between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

[GRAPHIC IMAGE OF GENERIC PROXY CARD]

                                    proxyweb.com is a service of Management
                                    Information Services Corp.

                                    Full service proxy specialists

                                    This site is best viewed using Netscape or Internet Explorer versions 3.0 or higher and using a display resolution of 800 X 600.



[LOGO:  State Street Research]

                          Internet Proxy Voting Service
                                Proxy Voting Form
                     State Street Research Financial Trust:
                State Street Research Strategic Income Plus Fund


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


-----------------------------------------------------------------------------

Proposal 1. To approve and adopt a Plan of Liquidation for the Fund.


                                   FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

=============================================================================

          Please refer to the Proxy Statement for a complete discussion of the proposal.

=============================================================================

To receive email confirmation, enter your email address here: _____________


                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.

If you vote more than once on the proposal, only your last (most recent) vote will be considered valid.

                            PROPOSED TELEPHONE SCRIPT
                STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND
                         Special Meeting of Shareholders
                               _____________, 2001


THIS IS [NAME OF CALLER] _____________________________, CALLING ON BEHALF OF YOUR STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND.

MR./MRS. __________________________ AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY FORM HAS JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT, MR./MRS. __________________.

PROPOSAL NUMBER ONE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER ONE RELATES TO LIQUIDATION OF THE FUND AS DESCRIBED IN THE PROXY STATEMENT. WOULD YOU LIKE TO VOTE TO APPROVE THE PLAN OF LIQUIDATION FOR THE FUND, AS DESCRIBED IN THE PROXY STATEMENT?



[IF THE SHAREHOLDER DECLINES TO VOTE]THANK-YOU FOR YOUR TIME AND HAVE A GOOD
DAY.

[BUCKSLIP]

[STATE STREET RESEARCH LOGO]

                       Four easy ways to vote your proxy.
                Choose the method that's most convenient for you
                           and vote your proxy today!


1. Vote by Automated Touch-Tone Telephone. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone.

                         Call Toll-Free: 1-888-221-0697

Enter the control number that appears on the front of your proxy card and follow the voice prompts to record your vote. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one proxy card, each card has a different control number and must be voted separately. You can vote all of your cards on the same phone call.

2. Vote by Speaking with a Telephone Representative. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone. A telephone representative will assist you with the voting process. They are available between 9 a.m. and 6 p.m. Monday through Friday eastern time.

                         Call Toll-Free: 1-866-720-8160

3. Vote over the Internet. If a control number appears on the front of your proxy card, you may vote over the Internet. Log on to:

                                www.ssrfunds.com

and click on the proxy voting button. Enter the control number that appears on the front of your proxy card and follow the instructions on the screen. You can vote all cards in the same session.

4. Vote by mail. Sign your proxy card(s) and return them in the enclosed postage-paid envelope. Note: Your proxy is not valid unless it is signed.

Note: If you vote by telephone or Internet, please do not return your proxy card(s).